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                                                                   EXHIBIT 10.11


                                             June 30,1998



Michael P. Schulhof
375 Park Avenue
Suite 1506
New York, New York  10152


     Re: Stock Option Agreement, dated as of January 24, 1997 (the "Option Agreement"), between JFAX Communications, Inc. ("JFAX") and Michael
          P. Schulhof


Dear Mickey:

     Reference is hereby made to the Option Agreement for the definition of certain capitalized terms used but not defined herein. This letter will serve to clarify the following in connection with the Option Agreement and a certain Registration Rights Agreement, dated as of June 30, 1998 (the "Investors Agreement"), among JFAX and certain investors ("Investors") named therein:

     1. If, in the event of a registration by JFAX demanded by one or more Investors pursuant to Section 2.1 of the Investors Agreement (with respect to which Optionee requests to be included pursuant to Section 9 of the Option Agreement), the managing underwriter shall advise JFAX that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the requesting Investors, the number of securities that are otherwise entitled to be included in the registration shall be allocated in the following manner: (i) all securities other than the securities of the requesting Investors (including the Option Shares held by the Optionee) shall be reduced on a pro rata basis (based on the number of securities requested to be included in such registration) and (ii) if, after the exclusion of all such securities (if necessary), further reductions are still required, securities of the requesting Investors shall be reduced on a pro rata basis (based on the number of securities requested to be included in such registration).

     2. If, in the event of a registration by JFAX pursuant to Section 2.3 of the Investors Agreement (with respect to which the Optionee requests to
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        be included pursuant to Section 9 of the Option Agreement), the managing underwriter shall advise JFAX that marketing considerations require a limitation on the number of securities that can be included in such registration, then JFAX may include in such registration all securities proposed to be sold by JFAX for its own account or by any applicable person exercising demand registration rights, or the maximum amount that the underwriter considers saleable, and such limitation on any remaining securities that may, in the opinion of the underwriter, be sold will be imposed on all securities (including securities held by any Investor and the Option Shares held by Optionee) on a pro rata basis (based on the number of securities requested to be included in such registration).

     To the extent the provisions of this letter are contrary to the provisions of the Option Agreement, the provisions of this letter shall govern and this letter shall operate as an amendment to the Option Agreement. Except as otherwise expressly modified herein, the Option Agreement shall continue in full force and effect.

     This letter will further clarify that solely in connection with the investment being made by the Investors in JFAX on the date hereof (on substantially the same terms described on Exhibit A attached hereto), you have waived your rights to purchase additional shares of JFAX's common stock, at the price per share being paid by such Investors, pursuant to the rights granted to in Section 5 (Anti-Dilution) of the letter agreement, dated January 24, 1997, between you and JFAX.


                                    Very truly yours,

                                    JFAX COMMUNICATIONS, INC.


                                    By: /s/ Richard S. Ressler
                                        ______________________
                                        Richard S. Ressler
                                        President


ACCEPTED AND AGREED:


/s/ Michael P. Schulhof
__________________________
MICHAEL P. SCHULHOF                 Dated: June 30, 1998


(Attachment)

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